Exhibit 23.1 to
               Form S-3 Registration Statement


                          CONSENT OF INDEPENDENT ACCOUNTANTS


          We consent to the inclusion in this registration statement on Form S-3 of our report dated February 21, 1995, on our audits of the financial statements of Gold Reserve Corporation. We also consent to the reference to our firm under the caption "Experts."


                                   COOPERS & LYBRAND L.L.P.


          Spokane, Washington
          June 25, 1995
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